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Exhibit 1.2

Royal Gold, Inc.

[Title of Securities]

 Form of Underwriting Agreement

[Date]

[Representatives of the Underwriters]
        As representatives of the several Underwriters
        named in Schedule I hereto,

Ladies and Gentlemen:

        Royal Gold, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto, including any person substituted pursuant to Section 9(a) (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of [    •    ] shares (the "Firm Securities") and, at the election of the Underwriters, up to [    •    ] additional shares (the "Optional Securities")] of [Title of Securities] ("Stock") of the Company (the Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Securities").

        1.    Representations and Warranties.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

        (a)   An "automatic shelf registration statement" as defined under Rule 405 under the Act, on Form S-3 (File No. 333-[    •    ]) in respect of the Securities has been filed with the Commission not earlier than three years prior to the Applicable Time; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Base Prospectus"; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, is hereinafter called the "Pricing Prospectus"; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the "Prospectus"; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Exchange Act, and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Securities is hereinafter called an "Issuer Free Writing Prospectus");

        (b)   A registration statement, and the related multi-jurisdictional disclosure system prospectus (the "Canadian MJDS Base Prospectus"), and Preliminary Canadian MJDS Supplement have been filed with securities regulatory authorities (the "Canadian Regulators") in each of the Canadian provinces other than Quebec (the "Canadian Jurisdictions"), pursuant to and in accordance with the Canadian Securities Administrators' National Instrument 71-101 ("NI 71-101"), The Multijurisdictional Disclosure System and applicable securities laws in the Canadian Jurisdictions (collectively, the "MJDS Rule"), and a receipt for the Canadian MJDS Base Prospectus has been received by the Company from or on behalf of the Canadian Regulators, prior to the Applicable Time. The Company meets the requirements for use of NI 71-101. Concurrently with the filing of a final prospectus supplement with the Commission as described in Section (1)(a) above, the Company will file with the Canadian Regulators a final Canadian MJDS supplement relating to the Securities and substantially in the form of the final prospectus supplement described in Section (1)(a) above with whatever additional items are required pursuant to the MJDS Rule;

        (c)   No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and any Preliminary Canadian MJDS Supplement conformed in all material respect with the MJDS Rule, and none of the foregoing contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Lead Underwriter expressly for use therein;

        (d)   The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Lead Underwriter expressly for use therein;

        (e)   The documents incorporated by reference in the Pricing Prospectus, the Prospectus and the Final Canadian MJDS Supplement, when they became effective or were filed with the Commission or Canadian Regulators, as the case may be, conformed in all material respects to the requirements of the Act, the Exchange Act or the MJDS Rule, as applicable, and the rules and regulations of the Commission thereunder, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or the Final Canadian MJDS Supplement or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission or the Canadian Regulators, as the case may be, will conform in all material respects to the requirements of the Act, the Exchange Act or the MJDS Rule, as applicable, and the rules and regulations of the Commission thereunder, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Lead Underwriter expressly for use therein; and no such documents were filed with the Commission or the Canadian Regulators since the Commission's or the Canadian Regulator's close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

        (f)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the Canadian MJDS Base Prospectus conforms, and the Final Canadian MJDS Supplement and any further amendments or supplements to the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement will conform, in all material respect to the requirements of the MJDS Rule, and none of the foregoing, as of the applicable effective date as to each part of the Registration Statement and Canadian MJDS Base Prospectus and as of the applicable filing date as to the Prospectus and the Final Canadian MJDS Supplement and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Lead Underwriter expressly for use therein;

        (g)   The Company is not the subject of a cease trade order, or management cease trade order, issued by the Canadian Regulators, or any of them, and the Company is, to the best of its knowledge, not aware of any such order being contemplated or threatened by the Canadian Regulators, or any of them;

        (h)   The Company is a reporting issuer, or the equivalent thereof, under the securities laws of each of the Canadian Jurisdictions (the "Canadian Securities Laws"), is not in default of any requirement of the Canadian Securities Laws, and the Company is not included on a list of defaulting reporting issuers maintained by any of the Canadian Regulators that maintain such lists;

        (i)    All disclosure and filings on the public record and fees required to be made and paid by the Company and its subsidiaries pursuant to the Canadian Securities Laws have been made and paid, and the Company has not filed any confidential material change reports;

        (j)    Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any Material Adverse Effect with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the Prospectus and the Final Canadian MJDS Supplement;

        (k)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

        (l)    The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Pricing Prospectus, Prospectus and Final Canadian MJDS Supplement; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Pricing Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

        (m)  The unissued Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Securities contained in the Prospectus;

        (n)   The issue and sale of the Securities and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement except (1) such as have been obtained under the Act, (2) such as may be required by the Financial Industry Regulatory Authority, NASDAQ and the TSX, (3) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and (4) such as may be required with the Canadian Regulator in each of the Canadian Jurisdictions;

        (o)   Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, any of which defaults under the foregoing will have a Material Adverse Effect;

        (p)   The statements set forth in the Pricing Prospectus and Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

        (q)   Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (r)   The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the Investment Company Act;

        (s)   (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a "well-known seasoned issuer" as defined in Rule 405 under the Act and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an "ineligible issuer" as defined in Rule 405 under the Act;

        (t)    Each public accounting firm who has certified certain financial statements of the Company and its subsidiaries, and has audited the Company's internal control over financial reporting and management's assessment thereof, is an independent public accountant as required by the Act and the rules and regulations of the Commission thereunder;

        (u)   The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by management of the Company to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

        (v)   Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

        (w)  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

        (x)   The Company and its subsidiaries (1) have been and are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (2) have received and have been and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (3) have not received notice of any actual or potential liability under any

Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Prospectus and the Final Canadian MJDS Supplement (in each case, exclusive of any supplement thereto). Except as set forth in the Pricing Prospectus, the Prospectus (exclusive of any supplement thereto) and the Final Canadian MJDS Supplement (exclusive of any supplement thereto), neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar state Environmental Laws, or is subject to any pending or threatened proceeding in which a governmental entity is a party except for such proceedings that would involve monetary sanctions of less than $100,000;

        (y)   Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

        (z)   The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

        (aa) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC; and

        (bb) The material reserve- and production-related data included or incorporated by reference in the Registration Statement, the Pricing Prospectus, the Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement conforms in all material respects to the information provided to the Company or otherwise made publicly available by the operator of such property (it being understood that the Company does not independently verify the reliability of such reserve- and production-related data).

        2.    Purchase and Sale.

        (a)   Subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[    •    ], the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the

Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (i) of this Section 2(a), that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

        (b)   The Company hereby grants to the Underwriters the right to purchase at their election up to [    •    ] Optional Securities, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Securities, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on the Optional Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten Business Days after the date of such notice.

        3.    Offering by Underwriters.    Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus and the Final Canadian MJDS Supplement.

        4.    Delivery and Payment.

        (a)   The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Lead Underwriter may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Lead Underwriter, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Lead Underwriter at least forty-eight hours in advance. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the Designated Office. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on [Date] or such other time and date as the Lead Underwriter and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Lead Underwriter in the written notice given by the Lead Underwriter of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Lead Underwriter and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

        (b)   The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities, will be delivered at the Closing Location, and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [    •    ] p.m., New York City time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

        5.    Agreements.    The Company agrees with each of the Underwriters:

        (a)   To prepare the Prospectus and Final Canadian MJDS Supplement in a form approved by you, such approval not to be unreasonably withheld, and to file such Prospectus and Final Canadian MJDS Supplement pursuant to Rule 424(b) under the Act or the MJDS Rule, as applicable, not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Base Prospectus, the Prospectus, the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement prior to the last Time of Delivery which shall be reasonably approved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus or Final Canadian MJDS Supplement has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements or other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statement or other materials required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and with the Canadian Regulators pursuant to the MJDS Rule subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, MJDS Supplement or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement, the Canadian MJDS Base Prospectus or any post-effective amendment thereto, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission or the Canadian Regulator, as applicable, for the amending or supplementing of the Registration Statement, the Prospectus, the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

        (b)   If required by Rule 430B(h) under the Act, to prepare a form of prospectus and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act;

        (c)   If by the third anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Securities and will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

        (d)   Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation, (ii) file a general consent to service of process in any jurisdiction, (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject, or (iv) make any change to its charter or by-laws or similar organizational documents;

        (e)   For so long as delivery of a prospectus by the Underwriter or dealer may be required by the Act (including in such circumstances where such requirement may be satisfied pursuant to Rule 172) or the MJDS Rule, to furnish the Underwriters with written and electronic copies of the Prospectus and the Final Canadian MJDS Supplement in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required under the Act or the MJDS Rule at any time prior to the expiration of nine months after the time of issue of the Prospectus or Final Canadian MJDS Supplement in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus or Final Canadian MJDS Supplement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Final Canadian MJDS Supplement (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or the Final Canadian MJDS Supplement or to file under the Exchange Act or MJDS Rule any document incorporated by reference in the Prospectus or the Final Canadian MJDS Supplement in order to comply with the Act, the Exchange Act or the MJDS Rule, as applicable, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus, Final Canadian MJDS Supplement or a supplement thereto which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus and the Final Canadian MJDS Supplement, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act or the MJDS Rule;

        (f)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (g)   Without your prior written consent, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any other shares of Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, except that the Company may (1) file a registration statement with the Commission in respect of the Securities and sell the Securities to the Underwriter pursuant to this Agreement, (2) issue and sell Stock or grant or settle performance shares, stock appreciation rights, options or other equity-based awards pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (3) issue common stock issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time, including the exchangeable shares of RG Exchangeco Inc., or (4) enter into, or amend, a contract to sell, file a registration statement with respect to and issue as consideration in connection with any acquisition of, or financing in exchange for, royalty interests or any acquisition of any corporation, the business of which includes the business of acquiring and/or holding royalty interests, a number of shares of Stock not in excess of [5]% of the Company's Stock issued and outstanding immediately following the First Time of Delivery, provided that the recipient of such shares agrees in writing to be bound by the restrictions of this Section 5(g) to the same extent as the Company;

        (h)   To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

        (i)    To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption "Use of Proceeds";

        (j)    To use its reasonable best efforts to list, subject to notice of issuance, the Securities on NASDAQ and the TSX;

        (k)   The Company represents and agrees that, without the prior consent of the Lead Underwriter, it has not made and will not make any offer relating to the Securities that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Lead Underwriter, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; provided that the prior written consent of the Company and the Lead Underwriter shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II(a) hereto and any electronic roadshow that is a "free writing prospectus" pursuant to Rule 433 used in connection with the offering of the Securities;

        (l)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

        (m)  The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus, the Prospectus, the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Lead Underwriter and, if requested by Lead Underwriter, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Lead Underwriter expressly for use therein.

        6.     Payment of Expenses.

        (a)   The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and the MJDS Rule and all other expenses in connection with the preparation, printing, reproduction and filing of the

Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the Canadian MJDS Base Prospectus, any Preliminary Canadian MJDS Supplement and the Final Canadian MJDS Supplement, and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(d) hereof, (iv) all fees and expenses in connection with listing the Securities on NASDAQ and the TSX; (v) the cost of preparing the Securities; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        (b)   If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in this Section and Section 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all reasonably documented out of pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in this Section and Section 8 hereof.

        7.    Conditions to the Obligations of the Underwriters.    The obligations of the Underwriters to purchase the Securities shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a)   The Prospectus and Final Canadian MJDS Supplement shall have been filed with the Commission or the Canadian Regulators, as the case may be, in the manner and within the time period required by Rule 424(b) or the MJDS Rule, as the case may be; all other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; any materials required to be filed by the Company pursuant to the MJDS Rule shall have been filed by the Company with the Canadian Regulators within the applicable time periods; no stop order suspending the effectiveness of the Registration Statement, the Canadian MJDS Base Prospectus, or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b)   [Underwriter's Counsel], counsel for the Underwriters, shall have furnished to you their written opinion dated such Time of Delivery and addressed to you, with respect to the issuance and sale of the Securities, the Registration Statement, the Pricing Prospectus, the Prospectus (together with any supplement thereto) and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

        (c)   Hogan Lovells US LLP, counsel for the Company, and [Canadian Counsel], Canadian counsel for the Company, shall have furnished to you their written opinions substantially in the forms set forth in Exhibits C-1, C-2 and C-3 hereto, respectively, dated such Time of Delivery and addressed to you. In the case of the opinion to be provided by [Canadian Counsel], they may rely on the opinions of local counsel acceptable to the Underwriter, acting reasonably, as to the qualification of the Securities for sale to the public and as to other matters governed by the laws of jurisdictions in Canada other than the provinces in which they are qualified to practice;

        (d)   The Company shall have requested and caused counsel qualified in the Province of Alberta to have furnished to you its opinion, dated such Time of Delivery and addressed to you, substantially to the effect that RG Exchangeco Inc. is a corporation incorporated and existing under the laws of the Province of Alberta and has the corporate power and capacity to own, lease or operate its properties and assets, and to carry on its business as described in the Pricing Prospectus and the Prospectus;

        (e)   On the date of the Prospectus at a time prior to the Execution Time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, [Accountant] shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

        (f)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries (other than borrowings by the Company or its subsidiaries under any revolving credit facility consistent with past practices) or any change, or any development involving a prospective change, in or affecting the business, consolidated financial position, or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (g)   On or after the Applicable Time there shall not have occurred any of the following prior to delivery of and payment for the Securities: (i) a suspension or material limitation in trading in securities generally on NASDAQ or the TSX; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ or the TSX; (iii) a general moratorium on commercial banking activities declared by either Federal, New York State or Canadian authorities; (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (h)   The Company shall have filed a notification for the listing of additional shares on NASDAQ, and, prior to such Time of Delivery, the Securities shall have been conditionally approved for listing, subject to the satisfaction of the customary conditions, on the TSX, subject only to official notice of issuance, and satisfactory evidence of such actions shall have been provided to you;

        (i)    The Company has obtained and delivered to you executed copies of a letter substantially in the form of Exhibit A to this Agreement from each officer and director of the Company; and

        (j)    The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Prospectus, the Prospectus, and any supplements or amendments thereto, as well as each electronic roadshow that is a "free writing prospectus" pursuant to Rule 433 used in connection with the offering of the Securities, and this Agreement and that:

    i)
    the representations and warranties of the Company in this Agreement are true and correct on and as of the such Time of Delivery with the same effect as if made on such Time of Delivery and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

    ii)
    no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

    iii)
    since the date of the most recent financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect.

        8.    Indemnification and Contribution.

        (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any misrepresentation or alleged misrepresentation (as such term is defined under Canadian Securities Laws) contained in the Canadian MJDS Base Prospectus, the Preliminary Canadian MJDS Supplement, the Final Canadian MJDS Supplement, or in any amendment thereof or supplement thereto, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Canadian MJDS Base Prospectus, the Preliminary Canadian MJDS Supplement or the Final Canadian MJDS Supplement, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Lead Underwriter expressly for use therein.

        (b)   Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any misrepresentation or alleged misrepresentation (as such term is defined under Canadian Securities

Laws) contained in the Canadian MJDS Base Prospectus, the Preliminary Canadian MJDS Supplement, the Final Canadian MJDS Supplement, or in any amendment thereof or supplement thereto, in all cases to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Canadian MJDS Base Prospectus, the Preliminary Canadian MJDS Supplement or the Final Canadian MJDS Supplement, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Lead Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c)   Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that it has been materially prejudiced by such failure, and only to the extent that the indemnifying party did not otherwise learn of such action. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, along with the indemnified party's consent to the indemnifying party's choice of counsel, the indemnifying party shall no longer be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d)   If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering

(before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e)   The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

        9.    Defaulting Underwriter; Termination.

        (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

        (b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10.    Representations and Indemnities to Survive.    The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof.

        11.    Reliance on Representatives.    In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

        12.    Notices.    All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to the Lead Underwriter, [Address], with a copy to [Underwriter's Counsel], [Address]; or, if sent to the Company, will be mailed, delivered or telefaxed to Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202, attention: Tony Jensen, President and Chief Executive Officer (fax no.: (303) 595-9385), with a copy to Hogan Lovells US LLP, 1200 Seventeenth Street, Suite 1500, Denver, Colorado 80202, attention: Paul Hilton (fax no.: (303) 899-7333).

        13.    USA Patriot Act.    In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

        14.    Successors.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        15.    Arm's Length Transaction.    The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

        16.    Integration.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

        17.    Applicable Law.    This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles of conflict of laws.

        18.    Definitions.    The terms that follow, when used in this Agreement, shall have the meanings indicated.

        (a)   "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        (b)   "Agreement" shall mean this Underwriting Agreement.

        (c)   "Applicable Time" shall mean is [    •    ] pm (Eastern time) on the date of this Agreement.

        (d)   "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

        (e)   "Base Prospectus" shall have the meaning set forth in Section 1(a).

        (f)    "Canadian Jurisdictions" shall have the meaning set forth in Section 1(b).

        (g)   "Canadian MJDS Base Prospectus" shall have the meaning set forth in Section 1(b).

        (h)   "Canadian Regulators" shall have the meaning set forth in Section 1(b).

        (i)    "Canadian Securities Laws" shall have the meaning set forth in Section 1(h).

        (j)    "Closing Location" shall mean the offices of [Underwriter's Counsel] at [Address].

        (k)   "Commission" shall mean the Securities and Exchange Commission.

        (l)    "Company" shall have the meaning set forth in the preamble.

        (m)  "Designated Office" shall mean the office of DTC or its designated custodian.

        (n)   "DTC" shall mean the Depository Trust Company.

        (o)   "Environmental Laws" shall have the meaning set forth in Section 1(x).

        (p)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (q)   "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties to this Agreement.

        (r)   "FCPA" shall mean the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

        (s)   "Final Canadian MJDS Supplement" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to the MJDS Rule after the Execution Time, together with the Canadian MJDS Base Prospectus.

        (t)    "Firm Securities" shall have the meaning set forth in the preamble.

        (u)   "First Time of Delivery" shall have the meaning set forth in Section 4(a).

        (v)   "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

        (w)  "Issuer Free Writing Prospectus" shall have the meaning set forth in Section 1(a).

        (x)   "Lead Underwriter" shall mean [Lead Underwriter].

        (y)   "Material Adverse Effect" shall mean any event that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

        (z)   "MJDS Rule" shall have the meaning set forth in Section 1(b).

        (aa) "Money Laundering Laws" shall have the meaning set forth in Section 1(z).

        (bb) "NASDAQ" shall mean the NASDAQ Global Select Market.

        (cc) "NI 71-101" shall have the meaning set forth in Section 1(b).

        (dd) "OFAC" shall the Office of Foreign Assets Control of the U.S. Treasury Department.

        (ee) "Optional Securities" shall have the meaning set forth in the preamble.

        (ff)  "Preliminary Canadian MJDS Supplement" shall mean any preliminary prospectus supplement to the Canadian MJDS Base Prospectus, which is used prior to the filing of the Final Canadian MJDS Supplement, together with the Canadian MJDS Base Prospectus.

        (gg) "Preliminary Prospectus" shall have the meaning set forth in Section 1(a).

        (hh) "Pricing Prospectus" shall have the meaning set forth in Section 1(a).

         (ii)  "Prospectus" shall have the meaning set forth in Section 1(a).

        (jj)   "Registration Statement" shall have the meaning set forth in Section 1(a).

        (kk) "Renewal Deadline" shall mean the third anniversary of the initial effective date of the Registration Statement.

        (ll)   "Representatives" shall have the meaning set forth in the preamble.

        (mm)  "Second Time of Delivery" shall have the meaning set forth in Section 4(a).

        (nn) "Securities" shall have the meaning set forth in the preamble.

        (oo) "Stock" shall have the meaning set forth in the preamble.

        (pp) "Time of Delivery" shall have the meaning set forth in Section 4(a).

        (qq) "TSX" shall mean the Toronto Stock Exchange.

        (rr)  "Underwriters" shall have the meaning set forth in the preamble.

        19.    Headings.    The section headings used herein are for convenience only and shall not affect the construction hereof.

        20.    Counterparts.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us [    •    ] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,
Royal Gold, Inc.
		By:	Name: Title:
Accepted as of the date hereof:
[Lead Underwriter]
By:	Name: Title:
[Representatives of the Underwriters]
By:	Name: Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

 SCHEDULE I

Underwriter	Total Number of Firm Securities to be Purchased	Number of Optional Securities to be Purchased if Maximum Option Exercised
[Lead Underwriter]
[Representatives of the Underwriters]
[Other Underwriters]

Total

 SCHEDULE II

        (a)   Issuer Free Writing Prospectuses:

        (b)   Additional Documents Incorporated by Reference:

 EXHIBIT A

[FORM OF LOCK-UP AGREEMENT]

ROYAL GOLD, INC.
PUBLIC OFFERING OF [STOCK]

, 2011

[Lead Underwriter]
[Address]

Ladies and Gentlemen:

        This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between Royal Gold, Inc., a Delaware corporation (the "Company"), and you as the Underwriter named therein, relating to an underwritten public offering of [stock] of the Company.

        In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period (the "Lock-Up Period") beginning on the date hereof and continuing for [90] days after the date of the Underwriting Agreement, other than (i) capital stock disposed of as bona fide gifts approved by the Underwriter; provided that the donee agrees in writing to be bound by the terms of this letter, (ii) capital stock that, when aggregated with all other shares of capital stock disposed of by executive officers and directors of the Company during such period (not including sales falling under (iii)) in connection with the vesting of the Company's performance shares, does not exceed 26,775 shares of capital stock, and (iii) capital stock in an aggregate amount of up to 15,000 shares during the Lock-Up Period that the Company's director, Stanley Dempsey is permitted to sell under a written plan outstanding on the date hereof for trading securities adopted pursuant to Rule 10b5-1 under the Exchange Act.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                      Yours very truly,

                      [SIGNATURE]

                      [NAME AND ADDRESS]

 EXHIBIT B

SIGNIFICANT SUBSIDIARIES

[Significant Subsidiaries]

 EXHIBIT C-1

HOGAN LOVELLS US LLP FORM OF OPINION

        The opinion of Hogan Lovell LLP will be substantially as follows:

        (a)   The Company is validly existing as a corporation and in good standing as of the date of its good standing certificate under the laws of the State of Delaware. The Company has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Pricing Prospectus and the Prospectus. The Company has the corporate power to enter into the Agreement and to perform its obligations thereunder.

        (b)   Royal Crescent Valley, Inc. is validly existing as a corporation and in good standing as of the date of its good standing certificate under the laws of the State of Nevada. Royal Crescent Valley, Inc. has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Pricing Prospectus and the Prospectus.

        (c)   RG Mexico, Inc. is validly existing as a corporation and in good standing as of the date of its good standing certificate under the laws of the State of Delaware. RG Mexico, Inc. has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Pricing Prospectus and the Prospectus.

        (d)   High Desert Mineral Resources, Inc. is validly existing as a corporation and in good standing as of the date of its Good Standing Certificate under the laws of the State of Delaware. High Desert Mineral Resources, Inc. has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Pricing Prospectus and the Prospectus.

        (e)   The Company is authorized to transact business as a foreign corporation in the State of Colorado, as of the date of its Colorado foreign qualification certificate.

        (f)    The authorized, issued and outstanding capital stock of the Company, as of [Date], was as set forth under the caption "Capitalization" in the Pricing Prospectus and the Prospectus. All shares of common stock of the Company shown as issued and outstanding under said caption are duly authorized and, assuming the receipt of consideration therefor as provided in resolutions of the Company's Board of Directors authorizing issuance thereof, are validly issued, fully paid and non-assessable. To our knowledge, the Company has not issued any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company, except as described in the Pricing Prospectus and the Prospectus. No holder of outstanding shares of common stock of the Company has any statutory preemptive right under the General Corporation Law of the State of Delaware, or any preemptive right under its Certificate of Incorporation or the Bylaws or, to our knowledge, any contractual right to subscribe for any of the Securities.

        (g)   The Agreement has been duly authorized, executed and delivered by the Company.

        (h)   The Shares have been duly authorized, and, when issued in accordance with the provisions of the Agreement, the Shares will be validly issued, fully paid and non-assessable.

        (i)    Based solely upon our review of the information regarding the company provided through the EDGAR System on the Commission's website, the Registration Statement became effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Pricing Prospectus or the Prospectus has been issued under the Act and no proceedings for that purpose have been instituted or threatened by the Commission. The required filings of the Pricing Prospectus and the Prospectus pursuant to Rule 424(b) promulgated pursuant to the Act have been made in the manner and within the time period required by Rule 424(b).

        (j)    The Registration Statement and the Prospectus (except for the financial statements, supporting schedules and other financial, mineralization and reserve information included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder.

        (k)   (i) The information in the Base Prospectus under the caption "Description of Capital Stock," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects and (ii) the information in the Pricing Prospectus and the Prospectus under the caption "Material United States Federal Income Tax Considerations for Non-U.S. Holders," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects. The Securities conform as to legal matters in all material respects to the description thereof set forth in the Base Prospectus under the caption "Description of Capital Stock."

        (l)    The execution, delivery and performance on the date hereof by the Company of the Agreement, the issuance and sale of the Securities and the Company's consummation of the transactions contemplated by the Agreement do not (i) violate the General Corporation Law of the State of Delaware or the Certificate of Incorporation or Bylaws of the Company, (ii) violate any provision of federal law or any provision of internal New York Sate law, (iii) violate any of the [Company Orders], or (iv) breach or constitute a default under any of the [Company Contracts] (except that we express no opinion with respect any matters that would require a mathematical calculation or a financial or accounting determination).

        (m)  No approval or consent of, or registration or filing with, any federal governmental agency or any New York governmental agency is required to be obtained or made by the Company under federal law or internal New York State law in connection with the execution, delivery and performance on the date hereof by the Company of the Agreement.

        (n)   The Company is not and, after giving effect to the sale of the Securities and the application of the proceeds therefrom, as described in the Pricing Prospectus and the Prospectus, will not be an 'investment company' within the meaning of the Investment Company Act.

 EXHIBIT C-2

HOGAN LOVELLS US LLP FORM OF NEGATIVE ASSURANCE LETTER

        The negative assurance letter of Hogan Lovell LLP will be substantially as follows:

        We confirm to you that, on the basis of the information we gained in the course of representing the Company, no facts have come to our attention that cause us to believe that:

        (i)    the Registration Statement, as of its most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        (ii)   the Prospectus, as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (iii)  the Pricing Prospectus, as of [_:__] [A.M./P.M.] (New York City time) on [Date], (which you have informed us is a time prior to the time of the first sale of the Securities by the Underwriters), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (iv)  there are any legal or governmental proceedings pending or threatened against the Company or any of its Significant Subsidiaries that are required to be disclosed in the Registration Statement, the Pricing Prospectus, or the Prospectus, other than those disclosed therein; or

        (v)   there are any contracts or documents of a character required to be described in the Registration Statement, the Pricing Prospectus, or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed.

 EXHIBIT C-3

[CANADIAN COUNSEL] FORM OF OPINION

        The opinion of [Canadian Counsel] will be substantially as follows:

        1.     The Company is a reporting issuer in the Province of Ontario and is not noted on the Ontario Securities Commission's list of reporting issuers as being in default.

        2.     Each of International Royalty Corporation and RG Exchangeco Inc. is a validly existing corporation under the Canada Business Corporations Act and each has the corporate power and capacity to own, lease and operate its current properties and to conduct its business as described in the Pricing Prospectus and the Prospectus.

        3.     All necessary documents have been filed, all requisite proceedings have been taken and all approvals, permits and consents of the appropriate regulatory authority in the Province of Ontario have been obtained to qualify the distribution of the Securities in the Province of Ontario through persons who are registered under the securities laws of the Province of Ontario and who have complied with the relevant provisions of such laws.

        4.     The Securities have been conditionally approved for listing on the TSX, subject to the satisfaction of the conditions set out in the [TSX Letter].

QuickLinks

  Exhibit 1.2
Royal Gold, Inc. [Title of Securities]
Form of Underwriting Agreement
SCHEDULE I
SCHEDULE II
  EXHIBIT A
[FORM OF LOCK-UP AGREEMENT] ROYAL GOLD, INC. PUBLIC OFFERING OF [STOCK] , 2011
  EXHIBIT B
SIGNIFICANT SUBSIDIARIES
  EXHIBIT C-1
HOGAN LOVELLS US LLP FORM OF OPINION
  EXHIBIT C-2
HOGAN LOVELLS US LLP FORM OF NEGATIVE ASSURANCE LETTER
  EXHIBIT C-3
[CANADIAN COUNSEL] FORM OF OPINION